SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

          Filed by the Registrant [ X ]
          Filed by a Party other than the Registrant [   ]

          Check the appropriate box:
          [    ]     Preliminary Proxy Statement
          [ X  ]    Definitive Proxy Statement
          [    ]    Definitive Additional Materials
          [    ]    Soliciting Material Pursuant to S 240.14a-11(c) or
                    S 240.14a-12

          LOOMIS SAYLES INVESTMENT TRUST

                   (Name of Registrant as Specified In Its Charter)

                            LOOMIS SAYLES INVESTMENT TRUST

                           (Name of Person(s) Filing Proxy Statement)

          Payment of Filing Fee (check the appropriate box):
          [   ]     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-
                    6(i)(1), or 14a-6(j)(2).
          [   ]     $500 per each party to the controversy pursuant to
                    Exchange Act Rule 14a-6(i)(3).
          [   ]     Fee computed on table below per Exchange Act Rules 14a-
                    6(i)(4) and 0-11.

          1) Title of each class of securities to which transaction applies: Shares of Beneficial Interest of Loomis Sayles High Yield Fixed Income Fund, Loomis Sayles Convertible Bond Fund, Loomis Sayles Mortgage Securities Fund, Loomis Sayles California Tax-Free Fund, Loomis Sayles Fixed Income Fund, Loomis Sayles Investment Grade Fixed Income Fund and Loomis Sayles Core Growth Fund.
          2)   Aggregate number of securities to which transaction applies:
               N/A
          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined): N/A
          4)   Proposed maximum aggregate value of transaction:  N/A
          5)   Total fee paid:  $0

          [ X  ]    Fee paid previously with preliminary materials.

          [ X  ]    Check box if any part of the fee is offset as provided
                    by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.
                    Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount previously paid:  $125.00
          2)   Form, Schedule or Registration Statement No.:
               Schedule 14A, Preliminary Proxy Material
          3)   Filing Party:  Loomis Sayles Investment Trust
          4)   Date Filed:  12/15/95




                            LOOMIS SAYLES INVESTMENT TRUST

                      NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


          To the Shareholders of the Loomis Sayles Investment Trust:

               A Special Meeting of the shareholders of the Loomis Sayles Investment Trust, a Massachusetts business trust (the Trust ), will be held on January 22, 1996 at 10:00 a.m. Boston time on the 34th floor of One Financial Center, Boston, Massachusetts, for the following purposes:

          I.   To elect Trustees.  (Part I of the Proxy Statement.)

         II. To approve or disapprove the continuation of new advisory agreements between Loomis, Sayles & Company, L.P. ( Loomis Sayles ) and the Trust with respect to each of the Loomis Sayles California Tax-Free Income Fund, Loomis Sayles Investment Grade Fixed Income Fund, Loomis Sayles Fixed Income Fund and Loomis Sayles Mortgage Securities Fund. (Part II of the Proxy Statement.)

         III. To transact such other business as may properly come before the meeting or any adjournment thereof.

               Shareholders of record at the close of business on November 6, 1995 are entitled to notice of and to vote at the meeting.

                                        By Order of the Trustees



                                        Mark W. Holland
                                        Secretary

          December 29, 1995


          WE URGE YOU TO MARK, SIGN, DATE AND MAIL
          THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE
          SO YOU WILL BE REPRESENTED AT THE MEETING.




                           SPECIAL MEETING OF SHAREHOLDERS

                            LOOMIS SAYLES INVESTMENT TRUST
                                 One Financial Center
                             Boston, Massachusetts 02111

                                   PROXY STATEMENT

               The enclosed proxy is solicited by the Trustees of Loomis Sayles Investment Trust (the Trust ) for use at a special meeting of shareholders of the Trust (the Meeting ) to be held at its offices on January 22, 1996 and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Only shareholders of record at the close of business on November 6, 1995 (the Record Date ) are entitled to vote at the meeting or at any adjourned session thereof. As of the Record Date, there were issued and outstanding 11,566,497.976 shares of the Trust consisting of the following number of shares of each of the following seven series ( Funds ):

                                     Outstanding Shares
  Fund                            as of the Record Date
  High Yield Fixed Income                    1
  Convertible Bond                           1
  Mortgage Securities                 4,968,993.248
  California Tax-Free                   799,147.556
  Fixed Income                        4,119,079.803
  Investment Grade Fixed Income       1,392,653.614
  Core Growth                           286,621.755

  Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote.

     The following table summarizes the proposals being presented for shareholder consideration and indicates which Funds are required to vote on which proposals:

                          Election of     Approval of
                           Trustees    Advisory Contract
  High Yield Fixed Income         x
  Convertible Bond                x
  Mortgage Securities             x                x
  California Tax-Free             x                x
  Core Growth                     x
  Fixed Income                    x                x
  Investment Grade Fixed Income   x                x

     The Notice of Special Meeting, proxy card and this Proxy Statement are being mailed to shareholders of record as of the Record Date on or about December 29, 1995. A copy of the Annual Report of the Trust for the fiscal period ended December 31, 1994 and its semi-annual report for the six months ended June 30, 1995, each including financial statements, can be obtained without charge by calling (800) 633-3330.

     Shares represented by duly executed proxies will be voted for the election of the nominees named herein as Trustees, unless such authority has been withheld. With respect to the other matters specified in the proxy, shares will be voted in accordance with the instructions made. If no instructions are made, the proxy will be voted for the election as Trustees of the nominees named below and for the matters specified in the proxy. Proxies may be revoked at any time before they are voted by a written revocation received by the Secretary of the Trust, by properly executing a later-dated proxy or by attending the Meeting and voting in person.

     Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but supplementary solicitations may also be made by mail, telephone, telegraph or personal interview by officers of the Trust or by officers, employees or agents of Loomis Sayles and its affiliates. The cost of the solicitation will be borne by New England Mutual Life Insurance Company ( The New England ) and Metropolitan Life Insurance Company ( Metropolitan
  Life ).

     This Proxy Statement contains information relating to the Merger (the Merger ) of The New England into Metropolitan Life. Metropolitan Life's principal address is One Madison Avenue, New York, NY 10010. The Merger is being treated, for purposes of the Investment Company Act of 1940 (the 1940 Act ), as a change of control of New England Investment Companies, L.P.
  ( NEIC ) and its subsidiary, Loomis Sayles, which serves as adviser to the Funds. Such change of control results in the automatic termination of the Funds advisory agreements, effective at the time of the Merger. The initial shareholder of each of the High Yield Fixed Income, Convertible Bond and Core Growth Funds (the Pre-Approved Funds ) previously approved a new advisory agreement with Loomis Sayles in contemplation of the Merger on October 2, 1995 in connection with the formation of such Funds. The Trustees of the Trust have approved and recommend that shareholders of the Mortgage Securities, California Tax-Free, Fixed Income and Investment Grade Fixed Income Funds
  (the Voting Funds ) approve a new advisory agreement with Loomis Sayles for each such Fund. Each proposed new agreement would be in substance identical to the agreement currently in effect, and would take effect at the time of the Merger. The result would be to permit Loomis Sayles to continue to perform advisory services for the Voting Funds after the Merger, on the same terms and conditions as are currently in effect. In addition to the approval of new advisory agreements for the Voting Funds, this Proxy Statement also contains information relating to the election of Trustees collectively by shareholders of all the Funds.

                           I.   ELECTION OF TRUSTEES

     The Trustees have fixed at three the number of Trustees for election at the Meeting. Timothy J. Hunt is being nominated to replace Robert E. Merrill as an Independent Trustee (as defined below) who recently died, and Daniel
  J. Fuss who is currently a vice president of the Trust is being nominated to replace Charles J. Finlayson as a Trustee in connection with Mr. Finlayson's retirement. It is also proposed that Mark Holland who has been Secretary, Treasurer and Trustee of the Trust since its organization in December of 1993 be re-elected. The nominees for Trustees who are proposed for election at the Meeting and Mr. Finlayson, their ages and a description of their principal occupations during the past five years are set forth below.


                                              Principal Occupations
    Name of Trustee or Nominee         Age    for Last Five Years

    <F1>Charles J. Finlayson<F2>        56    President of the Trust. Vice
                                              President, General Counsel,
                                              Secretary and Director, Loomis
                                              Sayles

    <F1>Daniel J. Fuss<F3>              61    Vice President of the Trust.
                                              Executive Vice President and
                                              Director, Loomis Sayles

    Mark W. Holland                     45    Vice President - Finance and
                                              Administration, Loomis Sayles;
                                              formerly, Chief Financial
                                              Officer, Scully Signal Co.

    Timothy J. Hunt<F3>                 64    Retired.  Formerly, Vice
                                              President, Loomis Sayles

    <F1>
    * Interested persons (as defined in the Investment Company Act of 1940 (the 1940 Act )) of the Trust. Messrs. Finlayson and Fuss are deemed interested persons of the Trust and Loomis Sayles because of their positions as officers of Loomis Sayles and their ownership of NEIC L.P. Units. Mr. Hunt is currently an interested person because of his former position with Loomis Sayles. By the time of the Meeting, however, a sufficient amount of time will have passed since his retirement so that he will no longer be deemed an interested person.
    <F2>
    (1)  Currently a Trustee, but not a nominee
    <F3>
    (2)  Not currently a Trustee

     The terms of office of each person elected as a Trustee will be until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified. Each of the nominees has agreed to serve as a Trustee if elected. If any of the nominees should be unavailable for election at the time of the Meeting (which is not presently anticipated), the persons named as proxies may vote for other persons in their discretion or the Trustees may vote to fix the number of Trustees at fewer than five. The Trust's Agreement and Declaration of Trust does not provide for the annual election of Trustees. However, in accordance with the 1940 Act, (i) the Trust will hold a shareholders meeting for the election of Trustees at such times as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, after filling a vacancy on the Board of Trustees, less than two- thirds of the Trustees holding office would have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares of the Trust and filed with the Trust s custodian, or by vote of the holders of two-thirds of the outstanding shares of the Trust at a meeting duly called for such purpose, which meeting shall be held upon the written request of the shareholders of not less than 10% of the Trust s outstanding shares.

     In connection with the Merger, as described in Part II of this Proxy Statement, it is required that for a period of three years following the transaction, at least 75% of the Board of Trustees of the Trust be persons who are not interested persons of the Trust s investment adviser or predecessor investment adviser. Accordingly, it is expected that Messrs. Fuss and Holland will resign upon closing of the Merger.

     The Trustee of the Trust who is not an interested person (as defined in the 1940 Act) of the Trust or Loomis Sayles (the Independent Trustee ) performs the functions of an audit and contract review committee. His responsibilities as such include review of financial and accounting controls and procedures; recommendations as to the selection of the independent accountants; review of the scope of the audit; review of financial statements and audit reports; and review of the independence of the independent accountants and approval of fees and assignments relating to all activities of the independent accountants on the Trust s behalf. In addition, the committee reviews and makes recommendations to the Board as to contracts requiring approval of a majority of the Independent Trustees and any other contracts which may be referred to it by the Board.

     No Trustee or nominee purchased or sold any securities of Loomis Sayles or its parents or subsidiaries during 1995 other than Mr. Hunt who sold 1,750 NEIC L.P. Units. No nominee or current Trustee of the Trust beneficially owns any shares of the Trust except Messrs. Finalson, Fuss and Holland who each hold 6,000, 10,000 and 6,000 NEIC L.P. Units, respectively. Messrs. Finlayson and Holland are currently employees of Loomis Sayles. Prior to January 1, 1994 Mr. Hunt was also employed by Loomis Sayles. No other Trustee or Nominee owns any securities of or has had during the past five years any other material direct or indirect interest in Loomis Sayles or any person controlling, controlled by or under common control with Loomis Sayles.

     The current Board of Trustees was ratified by the Trust's initial shareholder of January 11. 1994. In 1994, the Trust held three Board meetings. Each of the Trustees attended at least 75% of the meetings of the Board of Trustees and committees thereof of which such Trustee is a member. Each Trustee who is not affiliated with Loomis Sayles is compensated at the rate of $10,000 per annum and is reimbursed for travel expenses in connection with attendance at meetings. The Trust pays no compensation to its officers or to Trustees who are affiliated with Loomis Sayles. The following table sets forth the compensation received by the Trustees during 1994:


                              Compensation Table
                   for the year ended December 31, 1994

    (1)             (2)              (3)             (4)          (5)
                                  Pension or                  Total
                                  Retirement      Estimated   Compensation
    Name of Person, Compensation  as Part of      Upon        Complex <F1>
    Position        from Trust    Fund Expenses   Retirement  Paid to Trustee
    Charles J. Finlayson,  $0     None            None        $0
    President and Trustee

    Mark W. Holland,       $0     None            None        $0
    Secretary, Treasurer
    and Trustee

    Robert E. Merrill,      $10,000  None         None        $10,000
    Trustee

    <F1>
    * No Trustee receives any compensation from any mutual funds affiliated with Loomis Sayles, other than the Trust.

     The Agreement and Declaration of Trust and the By-Laws of the Trust provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the By-Laws that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust, and except that no such person shall be indemnified against any liability to the Trust or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person s office.

  Required Vote. The vote of a plurality of the shares represented at the Meeting (all Funds voting together as a single class) is required to elect the nominees as Trustees.

     The Trustees unanimously recommend election of each nominee for Trustee listed above.

  II.   APPROVAL OF ADVISORY AGREEMENTS

     The Merger. As explained above, the Merger of The New England into Metropolitan Life is being treated, for purposes of the 1940 Act, as a change of control of NEIC and its indirect majority owned subsidiary, Loomis Sayles, which serves as investment adviser to the Funds. The 1940 Act provides that such a change in control constitutes an assignment of the advisory agreements under which Loomis Sayles provides advisory services to the Funds. The 1940 Act further provides that such an assignment will result in the automatic termination of each advisory agreement, at the time of the Merger. The initial shareholder of each of the Pre-Approved Funds previously approved a new advisory agreement with Loomis Sayles in contemplation of the Merger on October 2, 1995 in connection with the organization of such Funds. Proposal 2 seeks approval by shareholders of the Voting Funds of a new investment advisory agreement for each such Fund, to be effective at the time of the Merger. Each proposed new agreement would be in substance identical to the agreement currently in effect. The effect of Proposal 2 is to permit each Voting Fund to continue to operate, following the Merger, under investment advisory arrangements substantially identical to those in effect immediately before the Merger. Proposal 2 will not result in any change in the identity of the firm or personnel providing advisory services to the Funds, or in the fee rates payable by the Funds to Loomis Sayles. The Board of Trustees of the Trust unanimously recommends that shareholders of each Voting Fund vote to approve a new investment advisory agreement for such Fund, to be effective at the time of the Merger.

     In August of 1995, The New England and Metropolitan Life entered into an agreement providing for the Merger of the two companies (the Merger
  Agreement ). Metropolitan Life will be the surviving company following the Merger. Both The New England and Metropolitan Life are mutual insurance companies. The Merger will result in the insurance policyholders of The New England becoming policyholders of Metropolitan Life. The policyholders of The New England will not receive any other payment, property or consideration in connection with the Merger. The Merger will not be effected unless it is approved by the requisite vote of the policyholders of both The New England and Metropolitan Life. The Merger also requires approval by various government regulatory agencies. In addition, consummation of the Merger is subject to the fulfillment of a number of other conditions, although the parties may waive some or all of these conditions. There is no assurance that the Merger will in fact be consummated. In addition, because it is impossible to predict with certainty when the necessary regulatory approvals will be obtained and the other conditions to the Merger will be fulfilled, it is not known, as of the date of this Proxy Statement, when the Merger will occur.
  The parties currently expect, however, that the Merger will not occur until after the end of 1995.

     NEIC is organized as a limited partnership, NEIC s sole general partner, New England Investment Companies, Inc. ( NEIC Inc. ), is a wholly-owned subsidiary of The New England. As a result of the Merger, NEIC Inc. would become a direct or indirect wholly-owned subsidiary of Metropolitan Life. The New England also owns a majority of the outstanding limited partnership interest in NEIC. The Merger would result in Metropolitan Life becoming the owner (directly or through a wholly-owned subsidiary) of this limited partnership interest. The Merger Agreement provides that, following the consummation of the Merger, Metropolitan Life shall have the right to designate a majority of the board of directors of NEIC Inc.

     Loomis Sayles is a limited partnership whose sole general partner is Loomis, Sayles & Company, Incorporated ("LSCI"). LSCI is a wholly-owned subsidiary of NEIC Holdings, Inc., which is a wholly-owned subsidiary of NEIC. NEIC also owns the entire limited partnership interest in Loomis Sayles.

     Under the Merger Agreement, The New England and Metropolitan Life agree that they will use their best efforts to satisfy the conditions of Section 15(f) of the 1940 Act. Section 15(f) provides that an investment adviser to a registered investment company (such as the Trust), and affiliated persons of such investment adviser, may receive any amount or benefit in connection with the sale of securities of, or a sale of any other interest in, such investment adviser which results in an assignment of an investment advisory contract with such investment company, if:

          (1) for a period of 3 years after the time of such action, at least 75% of the board of such investment company are not interested persons of such company s investment adviser or predecessor investment adviser, and

          (2) there is not imposed an unfair burden on such investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto.

   Satisfaction of condition (1) requires a change in the current composition of the Fund's Board of Trustees. As detailed in Part I of the Proxy Statement, it is expected that after the closing of the Merger, the Trust will have only one Trustee, Timothy Hunt, as Messrs. Fuss and Holland are expected to resign as Trustees at that time.

   Information About Metropolitan Life. Metropolitan Life was incorporated under the laws of New York in 1866 and since 1868 has been engaged in the life insurance business under its present name. By the early 1900s, it had become the largest life insurance company in the United States and is currently the second largest life insurance company in the United States in terms of total assets. Metropolitan Life s assets as of June 30, 1995 were over $130 billion, and its adjusted capital as of that date exceeded $8 billion. Subsidiaries of Metropolitan Life manage over $25 billion in assets for mutual funds, institutional and other investment advisory clients.

   Board of Trustees Recommendation. The Board of Trustees unanimously recommends that shareholders of the Voting Funds approve a new investment advisory agreement for each such Fund, to be effective at the time of the Merger. Each new agreement will be substantially identical to the agreement in effect immediately before the Merger. The only difference will be that the new advisory agreements will be dated the date of the Merger.

   In coming to the recommendation set forth above, the Board of Trustees reviewed extensive information about the Fund, Loomis Sayles, NEIC and Metropolitan Life. Although the Trustees did not specifically consider the policies of Loomis Sayles with respect to the placing of portfolio transactions for the Funds with brokers or dealers who furnish brokerage and research services to Loomis Sayles, they have in the past reviewed such practices. No material change in brokerage arrangements is contemplated to result from the approval of the new agreements.

   Although the Merger is being treated as a change in control of NEIC and of Loomis Sayles, the Merger is not expected to result in any change in the personnel, operations or financial condition of NEIC or of Loomis Sayles. NEIC has indicated that Loomis Sayles will continue to be independently managed, as has historically been the case. Thus, the Merger is not expected to result in any changes in the investment approaches or styles of Loomis Sayles.

   In order that each Voting Fund may continue to receive investment advisory services following the Merger, on the same basis as before the Merger, the Board of Trustees unanimously recommends that the shareholders of each Voting Fund vote in favor of Proposal 2. If the shareholders of a Voting Fund do not approve Proposal 2, the advisory agreement relating to that Fund will terminate at the time of the Merger, and the Board of Trustees will consider such alternative actions as are in the best interest of such Fund.

   Existing Advisory Agreements. The Trust currently employs Loomis Sayles as investment adviser under separate advisory agreements for each Voting Fund. The date of each existing Voting Fund advisory agreement, the date of its last submission for shareholder vote and the purpose of such submission is set forth below:


                                                                  Purpose for
                                                                 Submitting to
                            Date of          Date of Last       Shareholder Vote
  Fund                   Old Agreement   Shareholder Approval      or Consent

  Mortgage Securities      12/1/94            12/12/94        Initial Approval
  California Tax-Free      12/1/94            12/12/94        Initial Approval
  Fixed Income             1/12/94            1/11/94         Initial Approval
  Investment Grade
  Fixed Income             1/12/94            1/11/94         Initial Approval

   Under each advisory agreement, Loomis Sayles manages the investment and reinvestment of the assets of the relevant Fund and generally administers the Fund s affairs, subject to supervision by the Board of Trustees of the Trust. Loomis Sayles furnishes, at its own expense, all necessary office space, facilities and equipment, services of executive and other personnel of each Fund and certain administrative services. For these services, the advisory agreements provide that each Fund shall pay Loomis Sayles a monthly investment advisory fee at the annual percentage rates of the particular Fund's average daily net assets shown in the table below. The table also shows the amount of fees payable by each Voting Fund to Loomis Sayles from the commencement of each Voting Fund s operations through December 31, 1994 before giving effect to the voluntary fee reductions shown below, and the amount of voluntary fee reductions and expense assumptions for that period:

                                                                      Fee
                       Fee Rate                   Advisory Fees    Reductions
                       (As Annual                 Payable For        and
                       Percentage                 the Fiscal       Expenses
                       of Fund                    Period Ended     Assumed
                       Average                    December 31,     Through
                       Daily Net   Net Assets     1994 (Before     December
                       Assets)     at 12/31/94    Fee Reductions)  31, 1994

    Mortgage Securities    .40          $0              $0              $0
    California Tax-Free    .50           0               0               0
    Intermediate Grade
    Fixed Income           .60           0               0               0
    Investment Grade
    Fixed Income<F1>       .40     4,649,482           9,331         23,021

    <F1>
    *The Investment Grade Fixed Income Fund commenced operations on July 1, 1994. No other Fund commenced operations prior to January 1, 1995.

     Loomis Sayles has voluntarily agreed, for an indefinite period, to reduce its advisory fees and/or bear other Fund expenses, to the extent necessary to limit Fund total operating expenses to .75% of average annual net assets for the Intermediate Grade Fixed Income Fund, to .65% of average annual net assets for the California Tax-Free Fund and to .55% of average annual net assets for the Fixed Income Fund. With respect to the Mortgage Securities Fund and the Convertible Bond Fund, Loomis Sayles has agreed, for an indefinite period, to voluntarily charge no advisory fee and to assume all other expenses of each such Fund except brokerage commissions and fees of the Trust's Trustees who are not directors, officers or employees of Loomis Sayles or its affiliates. Loomis Sayles may modify or terminate these voluntary arrangements at any time.

     Except as noted above with respect to the Mortgage Securities Fund and the Convertible Bond Fund, the Trust pays the compensation of its Trustees who are not directors, officers or employees of Loomis Sayles or its affiliates (other than registered investment companies); registration, filing and other fees in connection with requirements of regulatory authorities; all charges and expenses of its custodian and transfer agent; the charges and expenses of its independent accountants; all brokerage commissions and transfer taxes in connection with portfolio transactions; all taxes and fees payable to governmental agencies; the cost of any certificates representing shares of the Funds; the expenses of meetings of the shareholders and Trustees of the Trust; the charges and expenses of the Trust's legal counsel; interest on any borrowings by the Funds; the cost of services, including services of counsel, required in connection with the preparation of, and the cost of printing, the Trust's registration statements, including amendments and revisions thereto, annual, semiannual and other periodic reports of the Trust, and notices and proxy solicitation materials furnished to shareholders or regulatory authorities, to the extent that any such materials relate to the Trust or its shareholders; and the Trust's expenses of bookkeeping, accounting, auditing and financial reporting, including related clerical expenses.

     Each advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the relevant Fund and (ii) by vote of a majority of the Trustees who are not "interested persons" of the Trust, as that term is defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to an advisory agreement must be approved by vote of a majority of the outstanding voting securities of the relevant Fund and by vote of a majority of the Trustees who are not interested persons, cast in person at a meeting called for the purpose of voting on such approval. Each agreement may be terminated without penalty by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, upon sixty days' written notice, or by Loomis Sayles upon ninety days' written notice, and each advisory agreement terminates automatically in the event of its assignment. In addition, each advisory agreement will automatically terminate if the Trust or the Fund shall at any time be required by Loomis Sayles to eliminate all reference to the words "Loomis" or "Sayles" in the name of the Trust or the Fund, unless the continuance of the agreement after such change of name is approved by a majority of the outstanding voting securities of the relevant Fund and by a majority of the Trustees who are not interested persons of the Trust or Loomis Sayles.

     Each advisory agreement provides that Loomis Sayles shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

     Each advisory agreement gives Loomis Sayles the authority to place purchase and sale orders for portfolio securities. Although not specifically required to by the advisory agreements, Loomis Sayles always seeks the best price and for each Fund.

     Additional Information About Loomis Sayles.   The principal executive
  officer of Loomis Sayles is Robert J. Blanding, whose principal occupation is his position with Loomis Sayles. The address of Loomis Sayles and LSCI, Loomis Sayles sole general partner, is One Financial Center, Boston, Massachusetts 02111. Mr. Blanding's address is 465 First Street, West, #200, Sonoma, California 95476.

     In 1994, the Trust did not pay any commissions to affiliated brokers.

     Loomis Sayles acts as investment adviser to the following other mutual funds that have similar investment objectives to certain of the Funds, for compensation at the annual fee rates of the corresponding average net assets levels of those funds set forth in the table below. The table also sets forth the net assets of those funds at December 31, 1994. Loomis Sayles also provides investment advice to numerous other corporate and fiduciary clients.

                Fund of Trust  Net Assets
                With Similar  (in millions)  Annual       Average
Other Fund      Objectives    at 12/31/94   Fee Rate   Net Asset Levels
New England
Capital Growth
Fund            Core Growth     $111       .75%   of first $200 million
                                           .70%   of next $300 million
                                           .65%   of excess over $500 million
Loomis Sayles
Avanti Growth
Series          Core Growth    $ 26       .50%   of first $25 million
                                          .40%   of net $75 million
                                          .35%   of next $100 million
                                          .30%   of excess over $200 million
New England
Value Fund      Core Growth   $208        .75%   of first $200 million
                                          .70%   of next $300 million
                                          .65%   of excess over $500 million
Loomis Sayles
Municipal Bond
Fund<F>         Municipal
                Securities      7.3       .60%   at all levels

Loomis Sayles
Bond Fund<F1>   Fixed Income   83.0       .60%   at all levels

Maxim Corporate
Bond Fund       Fixed Income   $ 15       .30%   at all levels

Maxim Small Cap
Aggressive Growth
Fund            Core Growth    $ 13       .50%   of first $10 million
                                          .40%   of next $15 million
                                          .35%   of next $75 million
                                          .30%   of excess over $100 million
The Managers
Bond Fund       Fixed Income   $ 31       .25%   at all levels

    <F1>
* Loomis Sayles has voluntarily agreed, for an indefinite period, to reduce its advisory fees and/or bear other fund expenses, to the extent necessary to limit fund total operating expenses to the annual rate of 1.00% of average daily net assets for the Municipal Bond, U.S. Government Securities and Short-Term Bond Funds and to 1.50% of average daily net assets for each other fund.
         Loomis Sayles may modify or terminate these voluntary arrangements at any time.

     Required Vote. Each Voting Fund's shareholders are entitled to vote with respect to their Fund's advisory agreement, but not with respect to the advisory agreements of the other Funds. Under the 1940 Act, the approval of each Voting Fund s shareholders, by vote of the lesser of (1) 67% of the votes represented at the Meeting, if more than 50% of the votes are represented at the Meeting, or (2) more than 50% of the outstanding votes is required to approve the advisory agreement for such Fund.

     The Trustees recommend that the shareholders of each Voting Fund vote to ratify the proposed advisory agreement relating to their Fund.


                                 III. OTHER INFORMATION

     The following table lists the executive officers of the Trust and their ages. Each such person has been elected to the indicated office by the Trust's Trustees. Each such person's principal occupation is as an employee or officer of Loomis Sayles. Each officer's principal occupation for the past five years is listed; similar prior positions within the same company are omitted.

  CHARLES J. FINLAYSON (56) -- President and Trustee. Vice President, Director, General Counsel and Secretary, Loomis Sayles.

  ROBERT J. BLANDING (48) -- Vice President. 35 North Lake Avenue, Pasadena, California. President, Director and Chief Executive Officer, Loomis Sayles.

  WILLIAM J. DRISCOLL (35) -- Vice President. Vice President, Loomis Sayles; formerly, Vice President Merrill Lynch.

  DANIEL J. FUSS (61) -- Vice President. Executive Vice President and Director, Loomis Sayles.

  KATHLEEN C. GAFFNEY (33) -- Vice President.  Vice President, Loomis Sayles

  ROBERT K. PAYNE (52) -- Vice President. Two Embarcadero Center, Vice President, Loomis Sayles.

  KENT P. NEWMARK (56) -- Vice President. Two Embarcadero Ctr., San Francisco, California. Vice President and Director, Loomis Sayles.

  MARK W. HOLLAND (45) -- Secretary, Treasurer and Trustee. Vice President -- Finance and Administration and Director, Loomis Sayles.

  QUENTIN P. FAULKNER (57) -- Vice President.  Vice President, Loomis Sayles

     Except as indicated above, the address of each officer of the Trust affiliated with Loomis Sayles is One Financial Center, Boston, Massachusetts 02111. The Trust pays no compensation to its officers.

     As of the Record Date, the following persons owned beneficially (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) 5% or more of the outstanding shares of the following Funds:

                                                                      Percentage
                                                                      of Shares
    Shareholder                               Address                 held
    Fixed Income Fund

    City of Manchester Employees              1838 Elm Street
    Contributory Retirement System            Manchester, NH 03104    14.75%

    The Norwich Free Academy Foundation, Inc. 305 Broadway
    ABC Endowment Fund                        Norwich, CT  06360       5.37%

    Painters D.C. 35 Pension Fund             25 Colgate Road
                                              Roslindale, MA
                                              02131-1105              28.39%

    Marine Biological Laboratory              Water Street
                                              Woods Hole, MA 02543     9.74%

    New Hampshire Charitable Foundation       37 Pleasant Street
                                              Concord, MH  03301-4005 12.55%

    J. Brian McGrath                          2 Worthington Ave.
                                              Spring Lake, NJ  07762   5.10%

    Investment Grade Fixed Income Fund

    Peabody Essex Museum                       East India Square
                                               Salem, MA  01970       40.60%

    The Charles H. Hood Foundation             95 Berkeley Street
                                               Room 201
                                               Boston, MA  02116      16.74%

    York College of Pennsylvania               York, PA  17405        38.88%

    California Tax-Free Fund

    Camille Basha and
    Connie B. Vitale Jt. Tenants               1015 San Marino Ave.
                                               San Marino, CA 91108    9.95%

    Connie B. Vitale and                       1015 San Marino Ave.
    Camille A. Basha Jt. Tenants               San Marino, CA  91108   9.46%

    Meuth Family Trust                         225 S. Lake Avenue
                                               Pasadena, CA 91101      8.61%

    Peter Davis Family Trust                   400 First American
                                               Center
                                               Nashville, TN
                                               73237-0402             11.69%

    Paul M. Davis for
    Peter Davis T/U/A                          400 First American
                                               Center
                                               Nashville, TN
                                               37237-0402              9.22%

    Kenyon Family Trust                        1755 Warwick Avenue
                                               San Marino, CA  91108   6.71%

    Koeppel Family Trust                       1445 Caballero Road
                                               Arcadia, CA  91006      7.87%

    B.M. Raymond Trust                         225 E. Colorado Blvd.
                                               Pasadena, CA 91101      5.69%

    Mortgage Securities Fund

    Massachusetts State Teachers
    and Employees Retirement Systems Trust     125 Summer Street
                                               Boston, MA 02110      100.0%

    Core Growth Fund

    IBEW Local 915 Pension Annuity             c/o First Benefits, Inc.
                                               of North Florida, Inc.
                                               7402 N. 56th St.
                                               Suite 450
                                               Tampa, FL 33617-7731  100.0%

  In the event that sufficient votes in favor of one or more items in the Notice of Special Meeting are not received by the date of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for such item or items. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such item or items. They will vote against such adjournment those proxies required to be voted against such item or items and will not vote any proxies that direct them to abstain from voting on such item or items.

     Although the Meeting is called to transact any other business that may properly come before it, the only business that management intends to present or knows that others will present is the business mentioned in the Notice of Special Meeting. However, if any additional matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters unless previously instructed to the contrary by means of written instructions from a shareholder received by the Secretary of the Trust.

     Shareholder Proposals at Future Meetings. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before the Trust's solicitation of proxies in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting.

     Quorum and Methods of Tabulation. Forty percent of the shares entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business with respect to such proposals at the Meeting. Votes cast by proxy or in person at the meeting will be counted by persons appointed by the Trust as tellers (the Tellers ) for the Meeting.

     The Tellers will count the total number of votes cast for approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. The Tellers will count shares represented by proxies that reflect abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to Proposal 1, neither abstentions nor broker non- votes have any effect on the outcome of the proposal. With respect to Proposal 2, abstentions and broker non-votes have the effect of negative votes on the proposal.



                           LOOMIS SAYLES INVESTMENT TRUST
                            HIGH YIELD FIXED INCOME FUND

            Proxy for a Special Meeting of Shareholders, January 22, 1996


     The undersigned hereby appoints Mark W. Holland, Daniel J. Fuss and Charles
  J. Finlayson, and each of them separately, as proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at a Special Meeting of Shareholders of Loomis Sayles Investment Trust on January 22, 1996 at 10:00 a.m. Boston time, and at any adjournments thereof, all of the shares of the High Yield Fixed Income Fund which the undersigned would be entitled to vote if personally present. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 2 AND FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1.


                                        PLEASE SIGN YOUR NAME EXACTLY AS IT
                                        APPEARS ON THIS PROXY.  If the shares
                                        are registered in more than one name,
                                        each joint owner or each fiduciary
                                        should sign personally. Only authorized
                                        persons should sign for corporations.


                                        Dated: ____________________________


                                        _______________________________________
                                                   Signature


                                        _______________________________________
                                          Signature (if held jointly)




                           LOOMIS SAYLES INVESTMENT TRUST
                                CONVERTIBLE BOND FUND

            Proxy for a Special Meeting of Shareholders, January 22, 1996


    The undersigned hereby appoints Mark W. Holland, Daniel J. Fuss and Charles
  J. Finlayson, and each of them separately, as proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at a Special Meeting of Shareholders of Loomis Sayles Investment Trust on January 22, 1996 at 10:00 a.m. Boston time, and at any adjournments thereof, all of the shares of the Convertible Bond Fund which the undersigned would be entitled to vote if personally present. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 2 AND FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1.

                                        PLEASE SIGN YOUR NAME EXACTLY AS IT
                                        APPEARS ON THIS PROXY.  If the shares
                                        are registered in more than one name,
                                        each joint owner or each fiduciary
                                        should sign personally. Only authorized
                                        persons should sign for corporations.


                                        Dated: ____________________________


                                        _______________________________________
                                                   Signature


                                        _______________________________________
                                          Signature (if held jointly)



                           LOOMIS SAYLES INVESTMENT TRUST
                              MORTGAGE SECURITIES FUND

            Proxy for a Special Meeting of Shareholders, January 22, 1996


    The undersigned hereby appoints Mark W. Holland, Daniel J. Fuss and Charles
  J. Finlayson, and each of them separately, as proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at a Special Meeting of Shareholders of Loomis Sayles Investment Trust on January 22, 1996 at 10:00 a.m. Boston time, and at any adjournments thereof, all of the shares of the Mortgage Securities Fund which the undersigned would be entitled to vote if personally present. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 2 AND FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1.

                                        PLEASE SIGN YOUR NAME EXACTLY AS IT
                                        APPEARS ON THIS PROXY.  If the shares
                                        are registered in more than one name,
                                        each joint owner or each fiduciary
                                        should sign personally. Only authorized
                                        persons should sign for corporations.


                                        Dated: ____________________________


                                        _______________________________________
                                                   Signature


                                        _______________________________________
                                          Signature (if held jointly)




                    LOOMIS SAYLES INVESTMENT TRUST
                       CALIFORNIA TAX-FREE FUND

             Proxy for a Special Meeting of Shareholders, January 22, 1996

    The undersigned hereby appoints Mark W. Holland, Daniel J. Fuss and Charles
  J. Finlayson, and each of them separately, as proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at a Special Meeting of Shareholders of Loomis Sayles Investment Trust on January 22, 1996 at 10:00 a.m. Boston time, and at any adjournments thereof, all of the shares of the California Tax-free Fund which the undersigned would be entitled to vote if personally present. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 2 AND FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1.

                                        PLEASE SIGN YOUR NAME EXACTLY AS IT
                                        APPEARS ON THIS PROXY.  If the shares
                                        are registered in more than one name,
                                        each joint owner or each fiduciary
                                        should sign personally. Only authorized
                                        persons should sign for corporations.


                                        Dated: ____________________________


                                        _______________________________________
                                                   Signature


                                        _______________________________________
                                          Signature (if held jointly)




                           LOOMIS SAYLES INVESTMENT TRUST
                                 FIXED INCOME FUND
            Proxy for a Special Meeting of Shareholders, January 22 1996


    The undersigned hereby appoints Mark W. Holland, Daniel J. Fuss and Charles
  J. Finlayson, and each of them separately, as proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at a Special Meeting of Shareholders of Loomis Sayles Investment Trust on January 22, 1996 at 10:00 a.m. Boston time, and at any adjournments thereof, all of the shares of the Fixed Income Fund which the undersigned would be entitled to vote if personally present.
  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 2 AND FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1.

                                        PLEASE SIGN YOUR NAME EXACTLY AS IT
                                        APPEARS ON THIS PROXY.  If the shares
                                        are registered in more than one name,
                                        each joint owner or each fiduciary
                                        should sign personally. Only authorized
                                        persons should sign for corporations.


                                        Dated: ____________________________


                                        _______________________________________
                                                   Signature


                                        _______________________________________
                                          Signature (if held jointly)




                           LOOMIS SAYLES INVESTMENT TRUST
                         INVESTMENT GRADE FIXED INCOME FUND

            Proxy for a Special Meeting of Shareholders, January 22, 1996


    The undersigned hereby appoints Mark W. Holland, Daniel J. Fuss and Charles
  J. Finlayson, and each of them separately, as proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at a Special Meeting of Shareholders of Loomis Sayles Investment Trust on January 22, 1996 at 10:00 a.m. Boston time, and at any adjournments thereof, all of the shares of the Investment Grade Fixed Income Fund which the undersigned would be entitled to vote if personally present. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 2 AND FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1.

                                        PLEASE SIGN YOUR NAME EXACTLY AS IT
                                        APPEARS ON THIS PROXY.  If the shares
                                        are registered in more than one name,
                                        each joint owner or each fiduciary
                                        should sign personally. Only authorized
                                        persons should sign for corporations.


                                        Dated: ____________________________


                                        _______________________________________
                                                   Signature


                                        _______________________________________
                                          Signature (if held jointly)




                           LOOMIS SAYLES INVESTMENT TRUST
                                  CORE GROWTH FUND

            Proxy for a Special Meeting of Shareholders, January 22 1996


    The undersigned hereby appoints Mark W. Holland, Daniel J. Fuss and Charles
  J. Finlayson, and each of them separately, as proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at a Special Meeting of Shareholders of Loomis Sayles Investment Trust on January 22, 1996 at 10:00 a.m. Boston time, and at any adjournments thereof, all of the shares of the Core Growth Fund which the undersigned would be entitled to vote if personally present. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1.

                                        PLEASE SIGN YOUR NAME EXACTLY AS IT
                                        APPEARS ON THIS PROXY.  If the shares
                                        are registered in more than one name,
                                        each joint owner or each fiduciary
                                        should sign personally. Only authorized
                                        persons should sign for corporations.


                                        Dated: ____________________________


                                        _______________________________________
                                                   Signature


                                        _______________________________________
                                          Signature (if held jointly)




  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Trustees recommend a vote FOR electing all of the nominees for Trustees and, in the case of the California Tax-Free Fund, the Investment Grade Fixed Income Fund, the
  Fixed Income Fund, and the Mortgage Securities Fund, FOR the other proposal below.

         1.  ELECTION OF             FOR electing            WITHHOLD
             TRUSTEES                the three               AUTHORITY to
                                     nominees                vote for all
                                     except as               nominees
                                     marked to the           listed below
                                     contrary
                                     below


            TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S),
                      DRAW A LINE THROUGH THAT NOMINEE'S NAME.

  Nominees:

  (A) Daniel J. Fuss  (B) Mark W. Holland         (C) Timothy J. Hunt


                                                 FOR    AGAINST   ABSTAIN

  2. PROPOSAL TO APPROVE THE  PROPOSED NEW
      ADVISORY AGREEMENT


          (California Tax-Free, Investment Grade Fixed Income, Fixed Income
                         and Mortgage Securities Funds only)

       This proxy is solicited on behalf of the Trustees of the Loomis Sayles Investment Trust. Please sign the reverse side of this card. Your signature acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement.




  ROPES & GRAY
  One International Place
  Boston, Massachusetts  02110-2624